CONDUCTOR GLOBAL EQUITY VALUE ETF

CGV

Supplement dated October 20, 2022 (effective at the close of business)

to the Prospectus and Statement of Additional Information (“SAI”), each dated April 13, 2022, as amended August 1, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective October 20, 2022, the Conductor Global Equity Value ETF’s (the “Fund”) Prospectus is amended as follows:

Reference is made to the section entitled “FUND SUMMARY”, subsection “Performance Table”, beginning on Page 7 of the Prospectus. The table in this section is deleted in its entirety and replaced with the following:

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2021)
Conductor Global Equity Value Fund (Predecessor Fund)	One Year	Five Years	Since Inception(1)
Class I Shares Return before taxes	14.96%	6.09%	5.34%
Return after taxes on Distributions	14.60%	5.35%	4.88%
Return after taxes on Distributions and Sale of Fund Shares	9.10%	4.72%	4.21%
Class Y Shares Return before taxes	15.73%	6.71%	7.68%
MSCI All Country World Value Index (2) (reflects no deduction for fees, expenses or taxes)	19.62%	8.69%	6.47%
MSCI ACWI SMID Value Index (3) (reflects no deduction for fees, expenses or taxes)	20.58%	8.85%	7.19%
(1)	The Predecessor Fund’s Class I shares commenced operations on December 27, 2013 .The Predecessor Fund’s Class Y shares commenced operations on April 19, 2016. Date used to calculate performance since inception for the indices is the commencement date of the Predecessor Fund’s Class I shares.

(2)	The MSCI All Country World (MSCI ACWI) Value Index captures large and mid-cap securities\exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment\style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price\and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions\or other expense of investing.

(3)	Effective October 14th, 2022, the Fund’s primary benchmark index was changed\from the MSCI All Country World Index to the MSCI ACWI SMID Value Index because the Adviser determined it is a more appropriate benchmark\ index given the Fund’s strategy and portfolio holdings. The MSCI All Country World Small/Mid (ACWI SMID) Cap Index captures mid and small\cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 7,873 constituents, the index covers approximately\28% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index\returns are gross of any fees, brokerage commissions or other expense of investing.

Additionally, effective October 20, 2022, all references to the phone number “1-844-GO-RAILX (1-844-467-2459)” in the Fund’s Prospectus and Statement of Additional Information are deleted and replaced with “1-615-200-0057”.

This Supplement and the existing Prospectus and SAI, each dated April 13, 2022, as amended, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-615-200-0057.